UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        December 16, 2011

HAWKER BEECHCRAFT ACQUISITION COMPANY, LLC

HAWKER BEECHCRAFT NOTES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	333-147828	71-1018770
Delaware	333-147828-08	20-8650498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10511 East Central, Wichita, Kansas

(Address of principal executive offices)

67206

(Zip code)

(316) 676-7111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2011, Hawker Beechcraft Corporation, the principal operating subsidiary of Hawker Beechcraft Acquisition Company, LLC and Hawker Beechcraft Notes Company, announced that Mr. James I. Maslowski, President – Government Business, will retire from the Company, effective January 31, 2012.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HAWKER BEECHCRAFT ACQUISITION COMPANY, LLC

By Hawker Beechcraft, Inc., its Sole Member

/s/ Alexander L. W. Snyder
Alexander L. W. Snyder Vice President, General Counsel and Secretary

HAWKER BEECHCRAFT NOTES COMPANY

/s/ Alexander L. W. Snyder
Alexander L. W. Snyder Vice President, General Counsel and Secretary

Date: December 22, 2011

2